UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2014

Asterias Biotherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55046	46-1047971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Constitution Drive
Menlo Park, California 94025
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may, “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

Section 8 – Other Events

Item 8.01 Other Events

On May 23, 2014, we entered into a settlement agreement with ViaCyte, Inc. (“ViaCyte”) concerning certain litigation in the United States District Court for the Northern District of California (Civil Action No. C12-04813) seeking the reversal of two adverse determinations by the United States Patent and Trademark Office with respect to two patent applications in U.S. Patent Interference 105,734, involving U.S. patent 7,510,876 (ViaCyte) and U.S. patent application 11/960,477 (Geron), and U.S. Patent Interference 105,827 involving U.S. patent 7,510,876 (ViaCyte) and U.S. patent application 12/543,875 (Geron), along with four Opposition Proceedings pending before the Australian Patent Office pertaining to priority rights and the validity of each party’s patents relating to endodermal precursor cells.  Under the terms of the settlement agreement, the parties granted to each other a royalty free, fully paid license to each other’s technology relating to endoderm lineage cells including definitive endoderm and gut endoderm cells, only to the extent necessary to allow the licensee to make, use, sell, offer for sale, or import endodermal lineage cells. The Asterias patents that were licensed to ViaCyte in the settlement include US Patent Application No 11/161,633.  The ViaCyte patents that were licensed to us in the settlement included US Patent Application Nos.  11/021,618, 11/093,590, 10/584,338, 11/165,305, 11/317,387, and 11/860,494.

 In determining to settle the patent interference proceedings with a cross-license, we took into account the potential value of the combined patent estate created by the cross-license, the intellectual property needs of Asterias based on our current product development plans, which do not include endoderm cell products, the costs and uncertain outcomes associated with continued litigation, and the opportunity to better focus our resources on advancing our current product development efforts.

The license granted to us pursuant to the settlement agreement will terminate upon the expiration of the last-to-expire valid claim under the ViaCyte patents licensed to us.  The license that we granted to ViaCyte will terminate upon the expiration of the last-to-expire valid claim under the patents that we licensed to ViaCyte.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release Dated May 28 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTERIAS BIOTHERAPEUTICS, INC.

Date:	May 28, 2014	By	/s/ Robert W. Peabody
Chief Financial Officer

Exhibit Number	Description
99.1	Press Release Dated May 28 2014.